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                                                                  EXHIBIT 23.2


          CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


    We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1995 Stock Plan of Socket
Communications, Inc. of our report dated February 9, 1996, with respect to the financial statements and schedule of Socket Communications, Inc. included in its Annual Report (Form 10-KSB) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.

                                       ERNST & YOUNG LLP

San Jose, California
July 1, 1996